UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2011
AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
180 Maiden Lane
New York, New York 10038
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On February 10, 2011, Chartis Inc. (Chartis), a wholly-owned subsidiary of American International Group, Inc., announced a cash tender offer through its wholly-owned subsidiary, Chartis Japan Capital Company LLC, for all common shares and stock acquisition rights of Fuji Fire and Marine Insurance Co., Ltd. (Fuji Fire and Marine) that it does not already own for JP¥ 146 per share. As of February 10, 2011, Chartis held 54.66 percent in Fuji Fire and Marine.
A copy of the Chartis Inc. press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release of Chartis Inc. dated February 10, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: February 14, 2011	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Chartis Inc. dated February 10, 2011